                                                                   EXHIBIT 10.28

                    INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as
               January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN
                                      --------
               RAILWAY COMPANY, a Missouri Corporation (the "Borrower"), each
                                                             --------
               other Subsidiary of Holdings listed on Schedule I hereto or becoming a party hereto as provided in Section 12 hereof (each individually, a "Subsidiary Guarantor" and, collectively,
                                --------------------
               together with Holdings and the Borrower, the "Guarantors") and
                                                             ----------
               THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (the
                                          -----
               "Collateral Agent") for the Secured Parties (as defined in the
                ----------------
               Credit Agreement referred to below).


     Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among Holdings, the Borrower, the lenders from time to time party
---------
thereto (the "Lenders") and Chase, as administrative agent (in such capacity,
              -------
the "Administrative Agent"), collateral agent (in such capacity, the "Collateral
     --------------------                                             ----------
Agent") and issuing bank (in such capacity, the "Issuing Bank"), and (b) the
-----                                            ------------
Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the accounts of the Borrower, pursuant to and upon the terms and subject to the conditions specified in the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

     Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

     SECTION 1.  Indemnity and Subrogation.  In addition to all such rights of
                 --------------------------
indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), Holdings and the Borrower agree that (a) in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement, Holdings and the Borrower shall jointly and severally indemnify such Subsidiary Guarantor for the full amount of any such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, Holdings and the Borrower shall jointly and severally indemnify such Subsidiary

Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold in respect of Obligations.

     SECTION 2.  Contribution and Subrogation.  Each Subsidiary Guarantor (a
                 -----------------------------
"Contributing Guarantor") agrees (subject to Section 3) that, in the event a
 -----------------------
payment shall be made by any other Subsidiary Guarantor under the Guarantee Agreement or assets of any other Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Subsidiary Guarantor (the "Claiming Guarantor") shall not have been fully
                           ------------------
indemnified by Holdings and the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

     SECTION 3.  Subordination.  Notwithstanding any provision of this Agreement
                 --------------
to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Obligations which are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of Holdings, the Borrower or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

     SECTION 4.  Termination.  This Agreement shall survive and be in full force
                 ------------
and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

     SECTION 5.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6.  No Waiver; Amendment.  (a) No failure on the part of the
                 ---------------------
Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the

Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between Holdings, the Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

     SECTION 7.  Notices.  All communications and notices hereunder shall be in
                 --------
writing and given as provided in the Credit Agreement and addressed as specified therein.

     SECTION 8.  Binding Agreement; Assignments.  Whenever in this Agreement any
                 -------------------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither Holdings nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders.
Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

     SECTION 9.  Survival of Agreement; Severability.  (a) All covenants and
                 ------------------------------------
agreements made by Holdings and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments have not been terminated.

     (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10. Counterparts.  This Agreement may be executed in counterparts
                 -------------
(and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 11.  Rules of Interpretation.  The rules of interpretation
                  ------------------------
specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 12.  Additional Guarantors. Certain additional Subsidiaries may be
                  ----------------------
required from time to time, under the terms of the Credit Agreement, to enter into the Guarantee Agreement as a Guarantor. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.



                                               THE CHASE MANHATTAN BANK, as
                                               Collateral Agent,

                                               By /s/ Laurie B. Perper
                                                 ____________________________
                                                 Name: Laurie B. Perper
                                                 Title: Vice President


                                               KANSAS CITY SOUTHERN INDUSTRIES,
                                               INC.

                                               By /s/ Richard P. Bruening
                                                 ____________________________
                                                 Name: Richard P. Bruening
                                                 Title: VP and Corporate
                                                        Secretary


                                               THE KANSAS CITY SOUTHERN RAILWAY
                                               COMPANY,

                                               By Richard P. Bruening
                                                 ____________________________
                                               Name: /s/ Richard P. Bruening
                                               Title: Designated Person


                                               CAYMEX TRANSPORATION, INC.,

                                               by /s/ Anthony P. McCarthy
                                                 ____________________________
                                                 Name: Anthony P. McCarthy
                                                 Title: Designated Person


                                               GATEWAY EASTERN RAILWAY
                                               COMPANY,

                                               by /s/ Richard P. Bruening
                                                 ____________________________
                                                 Name: Richard P. Bruening
                                                 Title: Vice President &
                                                        Secretary

                                               GATEWAY WESTERN RAILWAY
                                               COMPANY,

                                               by  /s/ Robert H. Berry
                                                 ----------------------------
                                                 Name:  Robert H. Berry
                                                 Title: VP & Secretary


                                               GLOBAL TERMINALING SERVICES, INC.

                                               by  /s/ Anthony P. McCarthy
                                                 ----------------------------
                                                 Name:  Anthony P. McCarty
                                                 Title: Designated Person


                                               KCS TRANSPORTATION COMPANY,

                                               by  /s/ Richard P. Bruening
                                                 ----------------------------
                                                 Name:  Richard P. Bruening
                                                 Title: VP & Secretary


                                               KANSAS CITY SOUTHERN LINES, INC.,

                                               by  /s/ Anthony P. McCarthy
                                                 ----------------------------
                                                 Name:  Anthony P. McCarthy
                                                 Title: Designated Person


                                               SCC HOLDINGS, INC.,

                                               by  /s/ Robert H. Berry
                                                 ----------------------------
                                                 Name:  Robert H. Berry
                                                 Title: VP & Treasurer


                                               MID-SOUTH MICROWAVE, INC.,

                                               by  /s/ Richard P. Bruening
                                                 ----------------------------
                                                 Name:  Richard P. Bruening
                                                 Title: VP & Secretary

                                               RICE-CARDEN CORPORATION,

                                               by  /s/ Robert H. Berry
                                                 ----------------------------
                                                 Name:  Robert H. Berry
                                                 Title: VP & Treasurer

                                               SOUTHERN DEVELOPMENT COMPANY,

                                               by  /s/ Robert H. Berry
                                                 ----------------------------
                                                 Name:  Robert H. Berry
                                                 Title: VP & Treasurer


                                               SOUTHERN INDUSTRIAL SERVICES,
                                               INC.,

                                               by  /s/ Richard P. Bruening
                                                 ----------------------------
                                                 Name:  Richard P. Bruening
                                                 Title: VP & Secretary


                                               TRANS-SERVE, INC.,

                                               by  /s/ Anthony P. McCarthy
                                                 ----------------------------
                                                 Name:  Anthony P. McCarthy
                                                 Title: Designated Person


                                               VEALS, INC.,

                                               by  /s/ Richard P. Bruening
                                                 ----------------------------
                                                 Name:  Richard P. Bruening
                                                 Title: VP & Secretary

                                                                  Annex 1 to the
                                                      Indemnity, Subrogation and
                                                          Contribution Agreement

                    SUPPLEMENT NO. [ ] dated as of [   ], to the Indemnity,
               Subrogation and Contribution Agreement dated as January 11, 2000, among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THER KANSAS CITY SOUTHERN RAILWAY
                             --------
               COMPANY, a Missouri Corporation (the "Borrower"), each Subsidiary
                                                     --------
               of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 12 thereof (each individually, a

               "Subsidiary Guarantor" and, collectively, together with Holdings
                --------------------
               and the Borrower, the "Guarantors") and THE CHASE MANHATTAN BANK
                                      ----------
               ("Chase"), as collateral agent (the "Collateral Agent") for the
                 -----                              ----------------
               Secured Parties (as defined in the Credit Agreement referred to below).


     A. Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the

"Credit Agreement"), among Holdings, the Borrower, the lenders from time to time
 ----------------
party thereto (the "Lenders"), and Chase, as administrative agent (in such
                    -------
capacity, the "Administrative Agent"), collateral agent (in such capacity, the
               --------------------
"Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
 ----------------                                            ------------
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

     C. Holdings and the Subsidiary Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Certain additional Subsidiaries may be required from time to time, under the terms of the Credit Agreement, to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

     SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


     IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                              [NAME OF NEW GUARANTOR],


                              By_______________________________
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, as
                              Collateral Agent,


                              By_______________________________
                                Name:
                                Title:

                                                Schedule I to Supplement No. [ ]
                                               to the Indemnity, Subrogation and
                                                          Contribution Agreement
                                   GUARANTORS



Name                                          Address
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